UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange LLC
Preferred Stock Purchase Rights	RRD	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On December 9, 2021, R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of November 3, 2021 (the “Original Agreement,” and as amended, the “Merger Agreement”), by and among the Company, Atlas River Parent Inc., a Delaware corporation (“Parent”), and Atlas River Acquisition Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Acquisition Sub”). The Merger Agreement provides for the acquisition of the Company by affiliates of Atlas Holdings LLC (“Atlas”) through the merger of Acquisition Sub with and into the Company (the “Merger”), subject to the terms and conditions set forth therein.

The Amendment increases the merger consideration payable to holders of the Company’s Common Stock, par value $0.01 per share (the “Company Common Stock”). Pursuant to the Amendment, as a result of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than Company Common Stock (i) held by the Company (including shares held as treasury shares) or any of its subsidiaries or Parent, Acquisition Sub or any of their wholly owned subsidiaries, and (ii) held by stockholders who have properly exercised appraisal rights pursuant to Delaware law) shall be converted into the right to receive $10.35 per share in cash, without interest. Prior to the execution of the Amendment, under the Original Agreement the merger consideration payable to holders of Company Common Stock was $8.52 per share in cash, without interest. In addition, the Amendment increases (a) the expense reimbursement amount payable by the Company in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by the Company to enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement), from $8,000,000 to $12,000,000 (such that, together with the termination fee of $20,000,000, the aggregate termination fee and expense reimbursement amount is $32,000,000 in such circumstances), and (b) the expense reimbursement amount payable by the Company in the event the Company’s stockholders do not approve the Merger from $10,000,000 to $12,148,000.

All other material terms of the Original Agreement, which was previously filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on November 4, 2021 (the “November 4 Form 8-K”), remain the same.

The Amendment is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary description of the Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to such exhibit. References herein to the terms of the Original Agreement are qualified in their entirety by reference to the full terms of the Original Agreement, which is attached as Exhibit 2.1 to the November 4 Form 8-K and is incorporated herein by reference.

Equity Commitment Letter; Confidentiality Agreement

Concurrently with the execution of the Amendment, investment funds managed by Atlas (the “Investor Group”), Parent and the Company entered into Amendment No. 1 to the Equity Commitment Letter, dated as of November 3, 2021, by and among the Investor Group and Parent (the “Equity Commitment Letter”), which (i) increases the aggregate equity contribution from an amount not to exceed $900,000,000 to an amount not to exceed $1,000,000,000 and (ii) caps the amount of such equity contribution that would be used to pay the Company damages in the event of fraud or an intentional and knowing breach of the Merger Agreement by Parent or Acquisition Sub at $60,000,000. Prior to the execution of such amendment, the full amount of the equity contribution could be used to pay the Company damages in the event of fraud or an intentional and knowing breach of the Merger Agreement by Parent or Acquisition Sub, subject to the terms and conditions set forth in the Equity Commitment Letter.

In addition, concurrently with the execution of the Amendment, the Company and Atlas entered into an amendment to their existing confidentiality agreement, which, among other things, revises the confidentiality agreement to provide that the standstill provisions under such agreement will terminate upon the earlier of (i) the termination of the Merger Agreement, other than as a result of a breach of the Merger Agreement by Parent or Acquisition Sub, (ii) the making of a Change of Recommendation (as defined in the Merger Agreement) by the Company and (iii) the date that is thirty (30) days prior to the nomination deadline for the Company’s 2022 annual meeting of stockholders

(including any adjournments, postponements, continuations or reschedulings thereof), as determined under the Company’s bylaws (provided that, with respect to this clause (iii), the standstill provisions will continue in effect in additional thirty (30)-day increments if (a) the Company is not in breach of the Merger Agreement in any material respect and (b) the Company extends the nomination deadline for the 2022 annual meeting of stockholders for Atlas to a date no less than sixty (60) calendar days before the 2022 annual meeting of stockholders and the period under which the standstill provisions are effective expires no less than ten (10) calendar days before such nomination deadline, as so extended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 9, 2021, by and between Atlas River Parent Inc. and R. R. Donnelley & Sons Company

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This document includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of the Company by affiliates of Atlas (the “Transaction”). These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Atlas to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the SEC; and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Transaction and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Transaction. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, the Company filed the preliminary Proxy Statement with the SEC on December 3, 2021, and intends to file the definitive Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive Proxy Statement (if and when available) will be mailed to the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Information regarding the identity of the participants and their direct and indirect interests in the Transaction, by security holdings or otherwise, is set forth in the Proxy Statement and may be included in other materials to be filed by the Company with the SEC in connection with the Transaction. You may obtain free copies of the Proxy Statement and any such other materials through the website maintained by the SEC at www.sec.gov or through the Company’s investor relations website at investor.rrd.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: December 10, 2021	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President, General Counsel